UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On May 10, 2017, the Board of Directors of The Davey Tree Expert Company (the “Company”) adopted a policy regarding the Company’s exercise of the repurchase rights proposed to be granted to the Company through amendments to Article SIXTH of the Company’s Articles of Incorporation (“Article SIXTH”). The Company’s shareholders have been asked to approve the amendments to Article SIXTH at the Company’s annual meeting of shareholders scheduled to be held on May 16, 2017 (the “Annual Meeting”).
It will be the policy of the Company not to exercise its repurchase rights under the amended Article SIXTH with respect to shares of the Company’s common stock held by current and retired employees and current and former directors of the Company (subject to exceptions set forth in the policy) (collectively, “Active Shareholders”), their spouses, their first-generation descendants and trusts established exclusively for their benefit.
It will also be the policy of the Company not to exercise its rights under the amended Article SIXTH to repurchase shares of the Company’s common stock proposed to be transferred by an Active Shareholder to his or her spouse, a first-generation descendant or a trust established exclusively for the benefit of one or more of an Active Shareholder, his or her spouse and first-generation descendants of an Active Shareholder, or upon the death of an Active Shareholder, such transfers from the estate or personal representative of a deceased Active Shareholder.
Subject to the approval of all of the proposed amendments to Article SIXTH by the shareholders at the Annual Meeting, the policy will become effective upon the filing with the Ohio Secretary of State of a certificate of amendment to the Company’s Articles of Incorporation evidencing the adoption of the amendments to Article SIXTH.
The summary of the policy contained herein does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the policy, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Important Information
The Company and its directors, executive officers and employees are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting to be held on May 16, 2017. Information concerning the identity and interests of these persons is available in the Definitive Proxy Statement that the Company has filed with the Securities and Exchange Commission on April 6, 2017.
The Company has filed a Definitive Proxy Statement in connection with the Annual Meeting. The Definitive Proxy Statement, any amendments thereto and any other relevant documents, and other materials filed with the Securities and Exchange Commission concerning the Company are (or will be, when filed) available free of charge at http://www.sec.gov or from the Company by accessing its website at www.davey.com under the tab “Corporate Information” at the bottom of the page and then under “SEC Filings.” Shareholders should read carefully the Definitive Proxy Statement and any other relevant documents that the Company files with the Securities and Exchange Commission when they become available before making any voting decision because they contain important information.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description to Exhibit
99.1	Policy on Implementation of Certain Company Rights Under Article Sixth of the Amended Articles of Incorporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Secretary

Date: May 11, 2017